                                                                    EXHIBIT 99.1

                             CONSECO FINANCE CORP.

                        CERTIFICATE OF SERVICING OFFICER



The undersigned certifies that she is Senior Vice President and Treasurer of Conseco Finance Corp., a Delaware corporation (the "Company"), and that as such she is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated March 1, 1999, (99-2), between the Company and U.S.Bank National Association, as Trustee (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from September 16, 1999 to October 15, 1999 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 27th day of October, 1999.

                                       CONSECO FINANCE CORP.




                                       BY: /s/ Phyllis A. Knight
                                           ----------------------------------
                                           Phyllis A. Knight
                                           Senior Vice President and
                                           Treasurer

                                  SERIES 1999-2
                   CERTIFICATES for MANUFACTURED HOUSING LOANS
                                 MONTHLY REPORT
                                  October, 1999

                                                      CUSIP NO.#393505-V58, V66,
                                                         V74, V82, V90, W24, W32
                                                        TRUST ACCOUNT #3337391-0
                                                        REMITTANCE DATE 11/01/99

                                                                                         Total $            Per $1,000
                                                                                         Amount              Original
                                                                                     ----------------      ------------
CLASS A CERTIFICATES
--------------------

    (1a)  Amount available( including Monthly Servicing Fee)                            13,217,171.80
                                                                                     ----------------

     (b)  Class M-1 Interest Deficiency Amount (if any) and Class B-1 Interest
          Deficiency Amount (if any) withdrawn for prior Remittance Date                         0.00
                                                                                     ----------------

     (c)  Amount Available after giving effect to withdrawal of Class M-1
          Interest Deficiency Amount and Class B-1 Interest Deficiency Amount
          for prior Remittance Date                                                     13,217,171.80
                                                                                     ----------------

     (d)  Amount withdrawn from (Capitalized Interest)(Pre-Funding) Account                      0.00
                                                                                     ----------------

A.   Interest

     (2)  Aggregate interest

          a. Class A-1 Remittance Rate (5.60%)                                                  5.60%
                                                                                     ----------------
          b. Class A-1 Interest                                                            275,112.55        3.52708397
                                                                                     ----------------      ------------
          c. Class A-2 Remittance Rate (5.84%)                                                  5.84%
                                                                                     ----------------
          d. Class A-2 Interest                                                            233,600.00        4.86666667
                                                                                     ----------------      ------------
          e. Class A-3 Remittance Rate (6.08%)                                                  6.08%
                                                                                     ----------------
          f. Class A-3 Interest                                                            430,666.67        5.06666671
                                                                                     ----------------      ------------
          g. Class A-4 Remittance Rate (6.48%)                                                  6.48%
                                                                                     ----------------
          h. Class A-4 Interest                                                            180,900.00        5.40000000
                                                                                     ----------------      ------------
          i. Class A-5 Remittance Rate (6.68%)                                                  6.68%
                                                                                     ----------------
          j. Class A-5 Interest                                                            226,841.67        5.56666675
                                                                                     ----------------      ------------
          k. Class A-6 Remittance Rate 6.92%, (unless
             the Weighted Average Contract Rate is
             less than 6.92%)                                                                   6.92%
                                                                                     ----------------
          l. Class A-6 Interest                                                            271,033.33        5.76666660
                                                                                     ----------------      ------------
          m. Class A-7 Remittance Rate (6.44%)                                                  6.44%
                                                                                     ----------------
          n. Class A-7 Interest                                                          3,035,403.10        5.05900517
                                                                                     ----------------      ------------
     (3)  Amount applied to:

          a. Unpaid Class A Interest Shortfall                                                   0.00                 0
                                                                                     ----------------      ------------
     (4)  Remaining:

          a. Unpaid Class A Interest Shortfall                                                   0.00                 0
                                                                                     ----------------      ------------
B.   Principal

     (5)  Formula Principal Distribution  Amount                                         5,266,630.83               N/A
                                                                                     ----------------      ------------
          a. Scheduled Principal                                                         1,470,087.39               N/A
                                                                                     ----------------      ------------
          b. Principal Prepayments                                                       3,622,440.22               N/A
                                                                                     ----------------      ------------
          c. Liquidated Contracts                                                          322,577.36               N/A
                                                                                     ----------------      ------------
          d. Repurchases                                                                         0.00               N/A
                                                                                     ----------------      ------------
          e. Current Month Advanced Principal                                            1,428,842.74               N/A
                                                                                     ----------------      ------------
          f. Prior Month Advanced Principal                                             (1,577,316.88)              N/A
                                                                                     ----------------      ------------
          g. Additional Principal Distribution                                                   0.00
                                                                                     ----------------
     (6)  Pool Scheduled Principal Balance                                           1,053,717,963.18
                                                                                     ----------------
    (6b)  Adjusted Pool Principal Balance                                            1,052,289,120.44      956.62647313
                                                                                     ----------------      ------------
    (6c)  Pool Factor                                                                      0.95662647
                                                                                     ----------------
    (6d)  Net Certificate Principal Balance                                          1,042,811,308.08
                                                                                     ----------------
    (6e)  Overcollateralization Amount (not to exceed $11,000,000.00)                    9,477,812.36
                                                                                     ----------------

*    Subject to a maximum rate equal to the Weighted Average Contract Rate

                                  SERIES 1999-2
                   CERTIFICATES for MANUFACTURED HOUSING LOANS
                                 MONTHLY REPORT
                                  October, 1999
                                     Page 2

                                                      CUSIP NO.#393505-V58, V66,
                                                         V74, V82, V90, W24, W32
                                                        TRUST ACCOUNT #3337391-0
                                                        REMITTANCE DATE 11/01/99

                                                                                         Total $            Per $1,000
                                                                                         Amount              Original
                                                                                     ----------------      ------------
     (7)  Unpaid Class A Principal Shortfall
          (if any) following prior Remittance Date                                             0.00
                                                                                     --------------
     (8)  Class A Percentage for such Remittance Date                                        92.25%
                                                                                     --------------
     (9)  Class A Percentage for the following Remittance Date                               92.21%
                                                                                     --------------
    (10)  Class A  Principal Distribution:

          a. Class A-1                                                                 1,877,005.63         24.06417474
                                                                                     --------------        ------------
          b. Class A-2                                                                         0.00          0.00000000
                                                                                     --------------        ------------
          c. Class A-3                                                                         0.00          0.00000000
                                                                                     --------------        ------------
          d. Class A-4                                                                         0.00          0.00000000
                                                                                     --------------        ------------
          e. Class A-5                                                                         0.00          0.00000000
                                                                                     --------------        ------------
          g. Class A-6                                                                         0.00          0.00000000
                                                                                     --------------        ------------
          h. Class A-7                                                                 3,389,625.20          5.64937533
                                                                                     --------------        ------------
    (11)  Class A-1 Principal Balance                                                 57,075,683.24        731.73952872
                                                                                     --------------        ------------
   (11a)  Class A-1 Pool Factor                                                          0.73173953
                                                                                     --------------
    (12)  Class A-2 Principal Balance                                                 48,000,000.00        1000.0000000
                                                                                     --------------        ------------
   (12a)  Class A-2 Pool Factor                                                          1.00000000
                                                                                     --------------
    (13)  Class A-3 Principal Balance                                                 85,000,000.00        1000.0000000
                                                                                     --------------        ------------
   (13a)  Class A-3 Pool Factor                                                          1.00000000
                                                                                     --------------
    (14)  Class A-4 Principal Balance                                                 33,500,000.00        1000.0000000
                                                                                     --------------        ------------
   (14a)  Class A-4 Pool Factor                                                          1.00000000
                                                                                     --------------
    (15)  Class A-5 Principal Balance                                                 40,750,000.00        1000.0000000
                                                                                     --------------        ------------
   (15a)  Class A-5 Pool Factor                                                          1.00000000
                                                                                     --------------
    (16)  Class A-6 Principal Balance                                                 47,000,000.00        1000.0000000
                                                                                     --------------        ------------
   (16a)  Class A-6 Pool Factor                                                          1.00000000
                                                                                     --------------
    (17)  Class A-7 Principal Balance                                                562,213,437.20         937.0223953
                                                                                     --------------        ------------
   (17a)  Class A-7 Pool Factor                                                          0.93702240
                                                                                     --------------
    (18)  Unpaid Class A Principal Shortfall
          (if any)following current Remittance Date                                            0.00
                                                                                     --------------
    (19)  Additional Principal Distribution Amount
                                                                                     --------------
C.   Aggregate Scheduled Balances and Number of Delinquent
     Contracts as of Determination Date

    (20)  31-59 days                                                                  11,294,308.41                 332
                                                                                     --------------        ------------
    (21)  60 days or more                                                             11,087,581.77                 287
                                                                                     --------------        ------------
    (22)  Current Month Repossessions                                                  1,274,295.50                  41
                                                                                     --------------        ------------
    (23)  Repossession Inventory                                                       2,663,779.20                  83
                                                                                     --------------        ------------


Please contact Bondholder Services Department of U.S. Bank National Association, 1-800-934-6802 with any questions regarding this statement or your Distribution.

                                  SERIES 1999-2
                   CERTIFICATES for MANUFACTURED HOUSING LOANS
                          MONTHLY REPORT October, 1999
                                     Page 3

                                                      CUSIP NO.#393505-V58, V66,
                                                         V74, V82, V90, W24, W32
                                                        TRUST ACCOUNT #3337391-0
                                                        REMITTANCE DATE 11/01/99



Class M-1, M-2,  Distribution Test and Class B Distribution test
(applicable on and after the Remittance Date occurring in May 2003.)

    (24)  Average Sixty - Day Delinquency Ratio Test

          (a) Sixty - Day Delinquency Ratio for current Remittance Date                      1.32%
                                                                                     -------------
          (b) Average Sixty - Day Delinquency Ratio (arithmetic average of ratios for this month and two preceding months;
              may not exceed 4.0%)                                                           1.00%
                                                                                     -------------
    (25)  Cumulative Realized Losses Test

          (a) Cumulative Realized Losses for  current Remittance Date
              (as a percentage of Cut-off Date Pool Principal Balance;
              may not exceed 5.5% from April 1, 2003 to March 31, 2004,
              7.0% from April 1, 2004 to March 31, 2005; 9.0% from
              April 1, 2005 to March 31, 2006 and 10.5% thereafter)                          0.04%
                                                                                     -------------
    (26)  Current Realized Losses Test

          (a) Current Realized Losses for current Remittance Date                       217,839.47
                                                                                     -------------
          (b) Current Realized Loss Ratio (total Realized Losses for the most recent three months, multiplied by 4, divided by arithmetic average of Pool Scheduled Principal Balances for third
              preceding Remittance and for current Remittance Date;
              may not exceed 2.75%)                                                          0.16%
                                                                                     -------------

    (27)  Class M-1, M-2, Principal Balance Test

          (a) The sum of Class M-1, M2 Principal Balance and Class B Principal
              Balance (before distributions on current Remittance Date)
              divided by Pool Scheduled Principal Balance as of preceding
              Remittance Date is greater than 22.875%                                       15.86%
                                                                                     -------------

          (b) The sum of Class M-2 Principal Balance and Class B Principal
              Balance (before distributions on current Remittance Date)
              divided by Pool Scheduled Principal Balance as of preceding
              Remittance Date is greater than 15.00%                                        10.40%
                                                                                     -------------

    (28)  Class B Principal Balance Test

          (a) Class B Principal Balance (before any distributions on current
              Remittance Date) as of such Remittance date is greater than
              $22,000,000.00                                                         79,750,000.00
                                                                                     -------------

          (b) Class B Principal Balance (before distributions on current
              Remittance Date) divided by pool Scheduled Principal Balance
              as of preceding Remittance Date is equal to or greater than 10.875%.           7.61%
                                                                                     -------------


                                  SERIES 1999-2
                   CERTIFICATES for MANUFACTURED HOUSING LOANS
                                 MONTHLY REPORT
                                 October, 1999
                                     Page 4

                                            CUSIP NO. #393505-W40, W57, W65, W73
                                                        TRUST ACCOUNT #3337391-0
                                                        REMITTANCE DATE 11/01/99

                                                                                         Total $            Per $1,000
                                                                                         Amount              Original
                                                                                     ----------------      ------------
CLASS M-1 CERTIFICATES
----------------------

    (29)  Amount available (including Monthly Servicing Fee)                          3,296,983.65
                                                                                     -------------
A.   Interest

    (30)  Aggregate interest

          (a) Class M-1 Remittance Rate 6.80%, unless the
              Weighted Average Contract Rate is less than 6.80%)                             6.80%
                                                                                     -------------

          (b) Class M-1 Interest                                                        327,250.00            5.66666667
                                                                                     -------------         -------------

          (c) Interest on Class M-1 Adjusted Principal Balance                                0.00
                                                                                     -------------

    (31)  Amount applied to Class M-1 Interest Deficiency Amount                              0.00
                                                                                     -------------

    (32)  Remaining unpaid Class M-1 Interest Deficiency Amount                               0.00
                                                                                     -------------

    (33)  Amount applied to:

          a. Unpaid Class M-1 Interest Shortfall                                              0.00                     0
                                                                                     -------------         -------------

    (34)  Remaining:

          a. Unpaid Class M-1 Interest Shortfall                                              0.00                     0
                                                                                     -------------         -------------

B.   Principal

    (35)  Formula Principal Distribution Amount                                               0.00                   N/A
                                                                                     -------------         -------------
          a. Scheduled Principal                                                              0.00                   N/A
                                                                                     -------------         -------------
          b. Principal Prepayments                                                            0.00                   N/A
                                                                                     -------------         -------------
          c. Liquidated Contracts                                                             0.00                   N/A
                                                                                     -------------         -------------
          d. Repurchases                                                                      0.00                   N/A
                                                                                     -------------         -------------

    (36)  Class M-1 Principal Balance                                                57,750,000.00         1000.00000000
                                                                                     -------------         -------------
   (36a)  Class M-1 Pool Factor                                                        1.00000000
                                                                                     -------------

    (37)  Class M-1 Percentage for such Remittance Date                                      0.00%
                                                                                     -------------

    (38)  Class M-1  Principal Distribution:

          a. Class M-1 (current)                                                              0.00            0.00000000
                                                                                     -------------         -------------
          b. Unpaid Class M-1 Principal Shortfall
             (if any) following prior Remittance Date                                         0.00
                                                                                     -------------

    (39)  Unpaid Class M-1 Principal Shortfall
          (if any) following current Remittance Date                                          0.00
                                                                                     -------------

    (40)  Class M-1 Percentage for the following Remittance Date                             0.00%
                                                                                     -------------

    (41)  Class M-1 Liquidation Loss Interest

          (a) Class M-1 Liquidation Loss Amount                                               0.00
                                                                                     -------------

          (b) Amount applied to Class M-1
              Liquidation Loss Interest Amount                                                0.00
                                                                                     -------------

          (c) Remaining Class M-1 Liquidation Loss
              Interest Amount                                                                 0.00
                                                                                     -------------

          (d) Amount applied to Unpaid Class M-1
              Loss Interest Shortfall                                                         0.00
                                                                                     -------------

          (e) Remaining Unpaid Class M-1
              Liquidation Loss Interest Shortfalls                                            0.00
                                                                                     -------------


*    Subject to a maximum rate equal to the Weighted Average Contract Rate

                                  SERIES 1999-2
                   CERTIFICATES for MANUFACTURED HOUSING LOANS
                                 MONTHLY REPORT
                                 October, 1999
                                     Page 5

                                            CUSIP NO. #393505-W40, W57, W65, W73
                                                        TRUST ACCOUNT #3337391-0
                                                        REMITTANCE DATE 11/01/99

                                                                                         Total $            Per $1,000
                                                                                         Amount              Original
                                                                                     ----------------      ------------
CLASS M-2 CERTIFICATES
----------------------

    (42) Amount available (including Monthly Servicing Fee)                           2,969,733.65
                                                                                     -------------
    (43)  Aggregate interest

          (a) Class M-2 Remittance Rate 7.21%, unless the
              Weighted Average Contract Rate is less than 7.21%)                             7.21%
                                                                                     -------------

          (b) Class M-2 Interest                                                        181,752.08            6.00833322
                                                                                     -------------         -------------

          (c) Interest on Class M-2 Adjusted Principal Balance                                0.00
                                                                                     -------------

    (44)  Amount applied to Class M-2 Interest Deficiency Amount                              0.00
                                                                                     -------------

    (45)  Remaining unpaid Class M-2 Interest Deficiency Amount                               0.00
                                                                                     -------------

    (46)  Amount applied to:

          a. Unpaid Class M-2 Interest Shortfall                                              0.00                     0
                                                                                     -------------         -------------

    (47)  Remaining:

          a. Unpaid Class M-2 Interest Shortfall                                              0.00                     0
                                                                                     -------------         -------------

B.   Principal

    (48)  Formula Principal Distribution Amount                                               0.00                   N/A
                                                                                     -------------         -------------
          a. Scheduled Principal                                                              0.00                   N/A
                                                                                     -------------         -------------
          b. Principal Prepayments                                                            0.00                   N/A
                                                                                     -------------         -------------
          c. Liquidated Contracts                                                             0.00                   N/A
                                                                                     -------------         -------------
          d. Repurchases                                                                      0.00                   N/A
                                                                                     -------------         -------------

    (49)  Class M-2 Principal Balance                                                30,250,000.00         1000.00000000
                                                                                     -------------         -------------
   (49a)  Class M-2 Pool Factor                                                        1.00000000
                                                                                     -------------

    (50)  Class M-2 Percentage for such Remittance Date                                      0.00%
                                                                                     -------------

    (51)  Class M-2  Principal Distribution:

          a. Class M-2 (current)                                                              0.00            0.00000000
                                                                                     -------------         -------------
          b. Unpaid Class M-2 Principal Shortfall
             (if any) following prior Remittance Date                                         0.00
                                                                                     -------------

    (52)  Unpaid Class M-2 Principal Shortfall
          (if any) following current Remittance Date                                          0.00
                                                                                     -------------

    (53)  Class M-2 Percentage for the following Remittance Date                             0.00%
                                                                                     -------------

    (54)  Class M-2 Liquidation Loss Interest

          (a) Class M-2 Liquidation Loss Amount                                               0.00
                                                                                     -------------
          (b) Amount applied to Class M-2
              Liquidation Loss Interest Amount                                                0.00
                                                                                     -------------
          (c) Remaining Class M-2 Liquidation Loss
             Interest Amount                                                                  0.00
                                                                                     -------------
          (d) Amount applied to Unpaid Class M-2
              Loss Interest Shortfall                                                         0.00
                                                                                     -------------
          (e) Remaining Unpaid Class M-2
              Liquidation Loss Interest Shortfalls                                            0.00
                                                                                     -------------


*    Subject to a maximum rate equal to the Weighted Average Contract Rate

                                  SERIES 1999-2
                   CERTIFICATES for MANUFACTURED HOUSING LOANS
                                 MONTHLY REPORT
                                 October, 1999
                                     Page 6

                                            CUSIP NO. #393505-W40, W57, W65, W73
                                                        TRUST ACCOUNT #3337391-0
                                                        REMITTANCE DATE 11/01/99

                                                                                         Total $            Per $1,000
                                                                                         Amount              Original
                                                                                     ----------------      ------------
CLASS BI CERTIFICATES
---------------------

     (1)  Amount Available less the Class A
          Distribution Amount and Class M-1 Distribution
          Amount (including Monthly Servicing Fee)                                    2,787,981.57
                                                                                     -------------
     (2)  Class B-1 Adjusted Principal Balance                                                0.00
                                                                                     -------------
     (3)  Class B-1 Remittance Rate (8.41%
          unless Weighted Average Contract Rate
          is below 8.41%)                                                                    8.41%
                                                                                     -------------
     (4)  Interest on Class B-1 Adjusted Principal Balance                                    0.00
                                                                                     -------------
     (3)  Aggregate Class B1 Interest                                                   308,366.67         7.00833341
                                                                                     -------------         ----------
     (4)  Amount applied to Unpaid
          Class B1 Interest Shortfall                                                         0.00               0.00
                                                                                     -------------         ----------
     (5)  Remaining Unpaid Class B1
          Interest Shortfall                                                                  0.00               0.00
                                                                                     -------------         ----------
     (6)  Amount applied to Class B-1
          Interest Deficiency Amount                                                          0.00
                                                                                     -------------
     (7)  Remaining Unpaid Class B-1
          Interest Deficiency Amount                                                          0.00
                                                                                     -------------
     (8)  Unpaid Class B-1 Principal Shortfall
          (if any) following prior Remittance Date                                            0.00
                                                                                     -------------
    (8a)  Class B Percentage for such Remittance Date                                         0.00
                                                                                     -------------
     (9)  Current Principal (Class B Percentage of Formula Principal
          Distribution Amount)                                                                0.00         0.00000000
                                                                                     -------------         ----------
   (10a)  Class B1 Principal Shortfall                                                        0.00
                                                                                     -------------
   (10b)  Unpaid Class B1 Principal Shortfall                                                 0.00
                                                                                     -------------
    (11)  Class B Principal Balance                                                  79,750,000.00
                                                                                     -------------
    (12)  Class B1 Principal Balance                                                 44,000,000.00
                                                                                     -------------
   (12a)  Class B1 Pool Factor                                                          1.00000000
                                                                                     -------------
    (13)  Class B-1 Liquidation Loss Interest

          (a) Class B-1 Liquidation Loss Amount                                               0.00
                                                                                     -------------
          (b) Amount Applied to Class B-1 Liquidation Loss Interest Amount                    0.00
                                                                                     -------------
          (c) Remaining Class B-1 Liquidation Loss Interest Amount                            0.00
                                                                                     -------------
          (d) Amount applied to Unpaid Class B-1 Liquidation Loss Interest
              Shortfall                                                                       0.00
                                                                                     -------------
          (e) Remaining Unpaid Class B-1 Liquidation Loss Interest Shortfall                  0.00
                                                                                     -------------


                                  SERIES 1999-2
                   CERTIFICATES for MANUFACTURED HOUSING LOANS
                                 MONTHLY REPORT
                                 October, 1999
                                     Page 7

                                            CUSIP NO. #393505-W40, W57, W65, W73
                                                        TRUST ACCOUNT #3337391-0
                                                        REMITTANCE DATE 11/01/99


CLASS B2 CERTIFICATES
---------------------


     (14) Remaining Amount Available                                                  2,479,614.90
                                                                                     -------------
    (15)  Class B-2 Remittance Rate (8.70%
          unless Weighted Average Contract
          Rate is less than 8.70%)                                                           8.70%
                                                                                     -------------
    (16)  Aggregate Class B2 Interest                                                   259,187.50         7.25000000
                                                                                     -------------         ----------
    (17)  Amount applied to Unpaid
          Class B2 Interest Shortfall                                                         0.00               0.00
                                                                                     -------------         ----------

    (18)  Remaining Unpaid Class B2
          Interest Shortfall                                                                  0.00               0.00
                                                                                     -------------         ----------

    (19)  Unpaid Class B2 Principal Shortfall
          (if any) following prior Remittance Date                                            0.00
                                                                                     -------------

    (20)  Class B2 Principal Liquidation Loss Amount                                          0.00
                                                                                     -------------

    (21)  Class B2 Principal (zero until class B1
          paid down: thereafter, Class B Percentage
          of formula Principal Distribution Amount)                                           0.00         0.00000000
                                                                                     -------------         ----------

    (22)  Guarantee Payment                                                                   0.00
                                                                                     -------------

    (23)  Class B2 Principal Balance                                                 35,750,000.00
                                                                                     -------------
   (23a)  Class B2 Pool Factor                                                          1.00000000
                                                                                     -------------

    (24)  Monthly Servicing Fee (deducted from
          Certificate Account balance to arrive at
          Amount Available if the Company or Green Tree
          Financial Servicing Corporation is not the Servicer;
          deducted from funds remaining after payment of Class A
          Distribution Amount, Class M-1 Distribution Amount,
          Class B-1 Distribution Amount and Class B-2  Distribution
          Amount, if the Company or Green Tree Financial Servicing Corp.
          is the Servicer)                                                              441,305.45
                                                                                     -------------

    (25)  Class B-3I Guarantee Fee                                                    1,779,121.95
                                                                                     -------------

    (26)  Class B-3I Distribution Amount                                                      0.00
                                                                                     -------------

    (27)  Class B-3I Formula Distribution Amount (all Excess
          Interest plus Unpaid Class B-3I Shortfall)                                          0.00
                                                                                     -------------

    (28)  Class B-3I Distribution Amount (remaining Amount Available)                         0.00
                                                                                     -------------

    (29)  Class B-3I Shortfall (26-27)                                                        0.00
                                                                                     -------------

    (30)  Unpaid Class B-3I Shortfall                                                         0.00
                                                                                     -------------

    (31)  Class M-1 Interest Deficiency on such Remittance Date                               0.00
                                                                                     -------------

    (32)  Class B-1 Interest Deficiency on such Remittance Date                               0.00
                                                                                     -------------

    (33)  Repossessed Contracts                                                       1,274,295.50
                                                                                     -------------
    (34)  Repossessed Contracts Remaining in Inventory                                2,663,779.20
                                                                                     -------------

    (35)  Weighted Average Contract Rate                                                   9.43247
                                                                                     -------------


Please contact Bondholder Services Department of U.S. Bank National Association, 1-800-934-6802 with any questions regarding this statement or your Distribution.